UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2011

IVAX Diagnostics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 North Miami Avenue, Miami, Florida		33127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 305-324-2300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 below is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In order to address certain liquidity needs, on June 10, 2011, Diamedix Corporation (“Diamedix”), a wholly-owned subsidiary of IVAX Diagnostics, Inc. (the “Company”), entered into a Loan Agreement (the “Loan Agreement”) with City National Bank of Florida (the “Lender”), which provides for a secured, revolving credit facility of up to $975,000 (the “Line of Credit”) under that certain Revolving Promissory Note (the “Note”), dated as of June 10, 2011 by Diamedix in favor of the Lender.  Amounts outstanding under the Line of Credit (a) will accrue interest at an annual rate equal to the 30-day LIBOR plus 4.00%, subject to an increase by two percentage points (2.00%) per annum for as long as Diamedix fails to satisfy certain deposit requirements enumerated in the Loan Agreement, and (b) will become due and payable on June 10, 2013, subject to acceleration upon the occurrence of certain specified events of default that the Company believes are customary for transactions of this type.

Amounts outstanding under the Line of Credit will be secured by all of the assets of Diamedix, including, without limitation, the Company’s corporate headquarters located in Miami, Florida.  The security interests were granted pursuant to that certain Security Agreement (the “Security Agreement”), dated as of June 10, 2011, by and between Diamedix and the Lender and that certain Mortgage, Assignment of Rents and Security Agreement (the “Mortgage, Assignment of Rents and Security Agreement”), made on June 10, 2011 from Diamedix in favor of the Lender.  In addition, the Company and its two other wholly-owned subsidiaries – ImmunoVision, Inc. and Delta Biologicals, S.r.l. – have guaranteed the repayment of amounts drawn on the Line of Credit pursuant to Guaranty Agreements (the “Guaranties”).

The descriptions of the Loan Agreement, Note, Security Agreement, Mortgage, Assignment of Rents and Security Agreement and Guaranties set forth under this Item 2.03 do not purport to be complete.  Such descriptions are qualified in their entirety by reference to copies of the Loan Agreement (attached hereto as Exhibit 10.1), the Note (the form of which is attached hereto as Exhibit 10.2), the Security Agreement (attached hereto as Exhibit 10.3), the Mortgage, Assignment of Rents and Security Agreement (attached hereto as Exhibit 10.4) and the Guaranties (the form of which is attached hereto as Exhibit 10.5), as applicable, each of which is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of IVAX Diagnostics, Inc. (the “Company”) was held on June 10, 2011.  At the Annual Meeting, the Company’s stockholders voted on four matters with the following results.

1. The Company’s stockholders approved the sale and issuance to ERBA Diagnostics Mannheim GmbH (“ERBA”) of 20,000,000 shares of the Company’s Common Stock for an aggregate purchase price of $15,000,000 and warrants to purchase an additional 20,000,000 shares of the Company’s Common Stock (collectively, the “Investment”) pursuant to the stock purchase agreement entered into between the Company and ERBA on April 8, 2011.  The Investment was required to be approved under both Section 203 of the Delaware General Corporation Law (the “DGCL”) and Section 713 of the NYSE Amex Company Guide.  The Investment was approved under Section 203 of the DGCL by holders of at least 66-2/3% of the issued and outstanding shares of the Company’s Common Stock (excluding any shares beneficially owned, directly or indirectly, by ERBA) and under Section 713 of the NYSE Amex Company Guide by holders of at least a majority of the issued and outstanding shares of the Company’s Common Stock.  The Company’s stockholders voted as follows:

	For	Against	Abstain	Broker Non-Votes

Approval under Section 203 of the DGCL	5,505,290	196,284	31,361	0
Approval under Section 713 of the NYSE Amex Company Guide	25,531,603	196,284	31,361	0

2. The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation increasing the number of authorized shares of the Company’s Common Stock from 50,000,000 shares to 100,000,000 shares.  The Company’s stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes

25,419,117	320,858	19,273	0

3. The Company’s stockholders approved, solely under Section 203 of the DGCL, certain future transactions between the Company and ERBA and its affiliates and associates. This proposal was required to be, and was, approved under Section 203 of the DGCL by holders of at least 66-2/3% of the issued and outstanding shares of the Company’s Common Stock (excluding any shares beneficially owned, directly or indirectly, by ERBA).  The Company’s stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes

5,126,957	549,755	56,223	0

4. The Company’s stockholders elected five directors to the Company’s Board of Directors, each to serve for a term expiring at the Company’s annual meeting of stockholders in the year set forth opposite their respective names in the table below.  The five director nominees were elected by the Company’s stockholders by the following votes:

Director	Term of Office	For	Withhold	Broker Non-Votes

David M. Templeton	2012	25,522,476	236,772	0
Kishore “Kris” Dudani	2013	25,380,971	378,277	0
Philippe Gadal, Pharm.D.	2013	25,508,114	251,134	0
John B. Harley, M.D., Ph.D.	2014	25,382,612	376,636	0
Suresh Vazirani	2014	25,251,545	507,703	0

Item 8.01 Other Events.

As a result of the Company’s stockholders having approved the Investment at the Annual Meeting, the Company expects to consummate the initial transactions contemplated by its previously announced stock purchase agreement, dated April 8, 2011, with ERBA as promptly as practicable.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	10.1 –	Loan Agreement, dated as of June 10, 2011, by and between Diamedix Corporation and City National Bank of Florida

	10.2 –	Form of Revolving Promissory Note, executed on June 10, 2011 by Diamedix Corporation in favor of City National Bank of Florida

	10.3 –	Security Agreement, dated as of June 10, 2011, by and between Diamedix Corporation and City National Bank of Florida

	10.4 –	Mortgage, Assignment of Rents and Security Agreement, made on June 10, 2011 from Diamedix Corporation in favor of City National Bank of Florida

	10.5 –	Form of Guaranty Agreement, executed on June 10, 2011 in favor of City National Bank of Florida by each of IVAX Diagnostics, Inc., ImmunoVision, Inc. and Delta Biologicals, S.r.l.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011	IVAX Diagnostics, Inc.

	By:	/s/ Kevin D. Clark
Name: Kevin D. Clark,
Title: Chief Executive Officer, Chief Operating Officer and President

EXHIBIT INDEX

Exhibit	Description

10.1	Loan Agreement, dated as of June 10, 2011, by and between Diamedix Corporation and City National Bank of Florida

10.2	Form of Revolving Promissory Note, executed on June 10, 2011 by Diamedix Corporation in favor of City National Bank of Florida

10.3	Security Agreement, dated as of June 10, 2011, by and between Diamedix Corporation and City National Bank of Florida

10.4	Mortgage, Assignment of Rents and Security Agreement, made on June 10, 2011 from Diamedix Corporation in favor of City National Bank of Florida

10.5	Form of Guaranty Agreement, executed on June 10, 2011 in favor of City National Bank of Florida by each of IVAX Diagnostics, Inc., ImmunoVision, Inc. and Delta Biologicals, S.r.l.